Exhibit 99.1

CYTEK® BIOSCIENCES TO ACQUIRE FLOW CYTOMETRY AND IMAGING BUSINESS FROM DIASORIN

•	SALE OF ASSETS RELATED TO FLOW CYTOMETRY & IMAGING (FCI) BUSINESS UNIT

•	ACQUISITION WILL EXPAND CYTEK’S PRODUCT PORTFOLIO TO INCLUDE IMAGING AND MENU-BASED APPLICATION DRIVEN FLOW CYTOMETRY TO PROVIDE FULL CELL ANALYSIS SOLUTIONS TO ITS CUSTOMERS

•	TRANSACTION IS IN LINE WITH DIASORIN’S STRATEGIC PRIORITIES COMMUNICATED TO THE MARKET AFTER LUMINEX ACQUISITION

•	EMPLOYEES ASSOCIATED WITH COMMERCIAL, OPERATIONS, R&D AND SUPPORTING FUNCTIONS EXPECTED TO JOIN CYTEK

SALUGGIA (Italy), and FREMONT, California (USA), February 13, 2023 – DiaSorin (FTSE MIB: DIA) and Cytek Biosciences, Inc. (Nasdaq: CTKB) today announced that Luminex Corporation, a wholly owned subsidiary of DiaSorin, has signed an agreement with Cytek to sell substantially all of its assets related to the Flow Cytometry & Imaging (FCI) business unit. The sale is expected to close within 30 days, subject to customary closing conditions.

The FCI business unit, acquired by Luminex in October 2018, is based on both conventional flow cytometry and image-based flow cytometry instrumentation, which provide insights into all facets of cellular phenotypes and morphology. The FCI business unit includes dedicated commercial, operations, R&D, and supporting personnel.

An existing installed base of more than 7,000 instruments will be under the Cytek umbrella following the acquisition, expanding the company’s global commercial footprint.

The decision to sell the FCI business unit to Cytek is in line with the strategic priorities communicated to investors during the Capital Market Day in December 2021.

“We are currently working on several projects that will allow DiaSorin to further growth and strengthen our positioning as a specialty player over the next years,” commented Angelo Rago, president of Luminex. “To do so, we need to be extremely focused on the core for our future and, therefore, we decided to sell the Flow Cytometry & Imaging business unit to a dedicated, leading player in the space. We are convinced that Cytek will be able to grow it with success in the future.”

Over 60% of employees supporting the FCI business unit are within the commercial organization, including sales and marketing personnel, technical application scientists and field service engineers. These additions will greatly enhance Cytek’s ability to grow sales and service customers by expanding Cytek’s reach and its offerings into customer segments previously underserved. The majority of the commercial employees are located in EMEA, China and APAC. These additions will further strengthen Cytek teams in those geographies.

By adding first-to-market Amnis® imaging flow cytometers to its robust lineup of cell analysis solutions, Cytek will be able to provide researchers and scientists with tools that combine high-resolution cell images with the speed, sensitivity and phenotyping abilities of flow cytometry. The addition of Guava® flow cytometers will expand Cytek’s core instrument offerings, adding cost-effective, entry-level and personal instrument options to broaden the market and research areas it services.

“The talent and technology that come along with this acquisition will bolster our offerings to address the current market and further our mission to provide a complete cell analysis solution to our customers,” noted Wenbin Jiang, CEO of Cytek Biosciences. “We look forward to welcoming Luminex’s flow cytometry team into our own and working together to serve our customers and to move cellular research forward.”

Cytek Biosciences, Inc. Investor Conference Call

Cytek will host a conference call on Monday, February 13, 2023, at 1:30 PM Pacific Time / 4:30 PM Eastern Time. A webcast of the conference call can be accessed at investors.cytekbio.com.

About DiaSorin

Headquartered in Italy and listed at the Italian Stock Exchange in the FTSE MIB Index, DiaSorin is a global leader in the In Vitro Diagnostic (IVD) field and is active since 2021 in the Life Science business. For over 50 years, the Company has been developing, producing and marketing reagent kits used by diagnostic laboratories worldwide.

The Group operates in 5 continents through 43 companies, 4 branches, 10 manufacturing facilities and 9 research and development centers. The extensive diagnostic testing and Life Science offer, made available through continuous investments in research, positions DiaSorin as the player with the broadest range of specialty tests available within the diagnostic market, and identifies the Group as the “Diagnostic Specialist.”

More info at www.diasoringroup.com

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP™) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s FSP platform includes its core instruments, the Aurora and Northern Lights™ systems; its cell sorter, the Aurora CS; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Other than Cytek’s Northern Lights CLC system and certain reagents for use therewith, which are available for clinical use in countries where the regulatory approval has been obtained from the local regulatory authorities, including China and the European Union, Cytek’s products are for research use only and not for use in diagnostic procedures. Please contact your local sales representatives for the status of local regulatory approval.

Cytek, cFluor, Full Spectrum Profiling, FSP and Northern Lights are trademarks or registered trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page, YouTube channel, and corporate Twitter account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and Twitter account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding Cytek’s acquisition of the Flow Cytometry & Imaging (FCI) business unit of Luminex, the timing of the closing of the transaction, the expected benefits of the transaction, the integration of the FCI business and employees into Cytek, and Cytek’s future solutions offerings and product strategy.

These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the inability to timely complete or complete at all the transaction because of the failure to satisfy conditions to closing; the risk that the transaction disrupts Cytek’s current plans and operations or diverts management’s attention from its ongoing business; Cytek’s ability to integrate the operations and employees of the FCI business; Cytek’s ability to recognize the anticipated benefits of the transaction; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and retain key employees; and uncertainties relating to market conditions. You should refer to the section entitled “Risk Factors” set forth in Cytek Biosciences’ Quarterly Report on Form 10-Q filed with the SEC on November 9, 2022 and other filings Cytek Biosciences makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek Biosciences’ forward-looking statements. Although Cytek Biosciences believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to Cytek Biosciences as of the date hereof, and Cytek Biosciences disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek Biosciences’ views as of any date subsequent to the date of this press release.

DIASORIN CONTACTS

INVESTOR RELATIONS

Riccardo Fava	Eugenia Ragazzo
Corporate Vice President Communication & Investor Relations	Corporate Investor Relations & ESG Analyst
riccardo.fava@diasorin.it	eugenia.ragazzo@diasorin.it

CYTEK CONTACTS

MEDIA RELATIONS	INVESTOR RELATIONS

Stephanie Olsen	Paul Goodson
Lages & Associates	Head of Investor Relations
(949) 453-8080	Cytek Biosciences
stephanie@lages.com	pgoodson@cytekbio.com